                                                                 EXHIBIT 10.16.1






                              SEVENTH AMENDMENT TO



            AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND NOTE



                                 BY AND BETWEEN



                    SUMMIT BANK, FORMERLY UNITED JERSEY BANK



                                       AND



                             DIGITAL SOLUTIONS, INC.
                              AND ITS SUBSIDIARIES




                          DATED: AS OF OCTOBER 31, 1997
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                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                      LOAN AND SECURITY AGREEMENT AND NOTE


           THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND NOTE (this "Amendment") is made as of October 31, 1997,

BY AND
 AMONG SUMMIT BANK, formerly UNITED JERSEY BANK, a New Jersey banking corporation having a place of business at 210 Main Street, Hackensack, New Jersey 07602 ("UJB" or the "Bank"),

AND DIGITAL SOLUTIONS, INC., a New Jersey corporation, having its principal place of business at 300 Atrium Drive, Somerset, New Jersey 08873, (together with its successors and assigns, hereafter referred to as "DIGITAL");

                     DSI STAFF CONNXIONS OF MISSISSIPPI, INC., a Mississippi corporation, having its principal place of business at 2 Northpoint Drive, Suite 110, Houston, Texas 77060 (together with its successors and assigns, hereafter referred to as "DSI-MISSISSIPPI");

                     DSI STAFF CONNXIONS-SOUTHWEST, INC., a Texas corporation, having its principal place of business at 2 Northpoint Drive, Suite 110, Houston, Texas 77060, (together with its successors and assigns, hereafter referred to as "DSI-SOUTHWEST");

                     RAM TECHNICAL SERVICES, INC., a Texas corporation, having its principal place of business at 2 Northpoint Drive, Suite 110, Houston, Texas 77060, (together with its successors and assigns, hereafter referred to as "RAM");

                     MLB MEDICAL STAFFING, INC., a Texas corporation, having its principal place of business at 2 Northpoint Drive, Suite 110, Houston, Texas 77060, (together with its successors and assigns, hereafter referred to as "MLB");
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                     DIGITAL INSURANCE SERVICES, INC., a New Jersey corporation, having its principal place of business at 300 Atrium Drive, Somerset, New Jersey 08873, (together with its successors and assigns, hereafter referred to as "DIGITAL INSURANCE");

                     STAFF CONNXIONS, INC., a New Jersey corporation, having its principal place of business at 300 Atrium Drive, Somerset, New Jersey 08873, (together with its successors and assigns, hereafter referred to as "STAFF CONNXIONS");

                     DSI-CONTRACT STAFFING, INC., a New Jersey corporation, having its principal place of business at 300 Atrium Drive, Somerset, New Jersey 08873, (together with its successors and assigns, hereafter referred to as "DSI-CONTRACT");

                     DSI STAFF RX, INC., a Texas corporation, having its principal place of business at 2 Northpoint Drive, Suite 110, Houston, Texas 77060, (together with its successors and assigns, hereafter referred to as "STAFF RX"); and

                     DSI STAFF CONNXIONS NORTHEAST, INC., a New Jersey corporation, having its principal place of business at 300 Atrium Drive, Somerset, New Jersey 08873, (together with its successors and assigns, hereafter referred to as "DSI NORTHEAST");

           The corporations listed above (except the Bank) shall hereinafter be collectively referred to as the "Co-Borrowers".

                                    RECITALS

           A. Co-Borrowers and the Bank are parties to a certain Amended and Restated Loan and Security Agreement, dated as of February 27, 1995 (as amended, restated or modified up to the date hereof, the "Loan Agreement"). Capitalized terms used herein and not defined shall have the meanings ascribed to them


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in the Loan Agreement.

           B. Pursuant to the terms of the Loan Agreement, the Bank made to the Co-Borrowers a certain revolving loan in the original principal amount of up to $3,500,000, as evidenced by a certain letter of credit in the present amount of $455,301.00 and a note in the present principal amount of $2,657,030.00 (as modified, increased or extended, the "Loan").

           C. To evidence the Loan, Co-Borrowers executed and delivered to the Bank the Replacement Line of Credit Note, dated as of February 27, 1995, (the "Note") in the original principal amount of up to $3,500,000.

           D. As security for the repayment of the "Obligations" (as that term is defined in the Loan Agreement), the Co-Borrowers executed and delivered certain UCC-1 Financing Statements (the "UCC-1's) in favor of the Bank, which UCC-1's were recorded in the appropriate county and state offices and which UCC-1's were represented by Co-Borrowers to constitute valid and legally binding priority security interests in and to the "Collateral" (as that term is defined in the Loan Agreement).

           E. At times and from time to time, the Bank and the Co-Borrowers have amended the Loan Agreement, and the other documents executed in connection therewith.

           F. Pursuant to the terms of a certain amendment to the Amended and Restated Loan and Security Agreement, dated as of September 29, 1995, the Bank and the Co-Borrowers modified the terms of the Loan Agreement to include a covenant that the Co-Borrowers shall maintain a ratio of total maximum liabilities less subordinated debt to net worth plus subordinated debt of not greater than 0.90 to 1.0 and to amend the definition of "Tangible Capital Funds" (as that term is defined in the Loan Agreement).

           G. Pursuant to the terms of a certain second amendment to the Amended and Restated Loan and Security Agreement, dated as of April 29, 1996, the Bank and the Co-Borrowers modified the terms of the Loan Agreement to (i) extend the maturity date of the Loan Agreement and Note; (ii) confirm all security interests heretofore granted by the Co-Borrowers to the Bank; (iii) add to or revise certain covenants in the Loan Agreement; (iv) add to or


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revise certain terms and conditions of the Loan; (v) fix the amount of the existing Letter of Credit at $455,301.00; (vi) reduce the accounts receivables advance rate of the Loan to seventy-five percent (75%); (vii) require the payment by Co-Borrowers under the Loan of a principal reduction in the minimum amount of $1.1 million on or before May 30, 1996; and (viii) waive the applicability of a certain financial covenant of Co-Borrowers under the Loan Agreement to maintain minimum "Tangible Capital Funds" (as that term is defined in the Loan Agreement) of $3,395,000.00 for the Fiscal Quarters commencing 10/1/95 through 3/31/96.

           H. To evidence the above, Co-Borrowers executed and delivered to the Bank the Amended Replacement Line of Credit Note, dated as of April 29, 1996, in the original principal amount of up to $3,500,000.

           I. Pursuant to the terms of a certain third amendment to the Amended and Restated Loan and Security Agreement, dated as of August 31, 1996, the Bank and the Co-Borrowers modified the terms of the Loan Agreement to extend the maturity date of the Loan Agreement and Note, as amended, to October 31, 1996.

           J. To evidence the above, Co-Borrowers executed and delivered to the Bank the Second Amended Replacement Line of Credit Note, dated as of August 31, 1996, in the original principal amount of up to $3,500,000.

           K. Pursuant to the terms of a certain fourth amendment to the Amended and Restated Loan and Security Agreement, dated as of October 31, 1996, the Bank and the Co-Borrowers modified the terms of the Loan Agreement to: (i) extend the maturity date to December 31, 1996; (ii) increase the interest rate of the Loan from one and one-half (1.5%) percent above the Bank's Floating Base Rate to two and one-half (2.5%) percent above the Bank's Floating Base Rate; and (iii) alter certain other provisions of the Loan Documents as more particularly set forth therein.

           L. To evidence the above, Co-Borrowers executed and delivered to the Bank the Third Amended Replacement Line of Credit Note, dated as of October 31, 1996, in the original principal amount of up to $3,500,000.


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           M. Pursuant to the terms of a certain fifth amendment to the Amended and Restated Loan and Security Agreement, dated as of December 31, 1996, the Bank and the Co-Borrowers modified the terms of the Loan Agreement to: (i) extend the maturity dates of the Loan Agreement and Note to April 30, 1997; (ii) provide for the payment of weekly principal reductions and a term-out of the Loan; and (iii) alter certain other provisions of the Loan Documents as more particularly set forth therein.

           N. To evidence the above, Co-Borrowers executed and delivered to the Bank the Fourth Amended Replacement Line of Credit Note, dated as of December 31, 1996, in the original principal amount of up to $3,500,000.

           O. Pursuant to the terms of a certain sixth amendment to the Amended and Restated Loan and Security Agreement, dated as of April 30, 1997, the Bank and the Co-Borrowers modified the terms of the Loan Agreement to: (i) extend the maturity dates of the Loan Agreement and Note to October 31, 1997; (ii) provide for an audit of the Co-Borrowers; (iii) continue weekly principal reductions and a term-out of the Loan; (iv) increase the interest rate of the Loan from two and one-half (2.5%) percent above the Bank's Floating Base Rate to three (3.0%) percent above the Bank's Floating Base Rate; and (v) alter certain other provisions of the Loan Documents as more particularly set forth therein.

           P. To evidence the above, Co-Borrowers executed and delivered to the Bank the Fifth Amended Replacement Line of Credit Note, dated as of April 30, 1997, in the original principal amount of up to $3,500,000.

           Q. The Fifth Amended Note and the Sixth Amended and Restated Loan Agreement matured on October 31, 1997. The Co-Borrowers agree, admit and acknowledge that the Fifth Amended Note and the Sixth Amended and Restated Loan Agreement have matured and that they have no defense, counterclaim, offset or right of recoupment to the aforesaid maturity. Notwithstanding the above, the Co-Borrowers are attempting to repay the Loan and otherwise meet their obligations under the Fifth Amended Note and the Sixth Amended and Restated Loan Agreement. The Co-Borrowers have asked the Bank to temporarily forbear from the exercise of any rights and remedies under the Fifth Amended Note and the Sixth Amended and Restated Loan Agreement and the Bank has agreed


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subject to the terms and conditions of this Agreement.

           R. This Amendment is intended to alter certain terms of the Loan Agreement and Note in order to: (i) extend the maturity dates of the Loan Agreement and Note to October 31, 1998; (ii) provide for an infusion capital of $250,000.00 by the Co-Borrowers; (iii) continue weekly principal reductions and a term-out of the Loan; (iv) continue interest at the rate of three (3.0%) percent above the Bank's Floating Base Rate; (v) provide for the grant to Bank of certain warrants to purchase stock of the Co-Borrowers; and (vi) alter certain other provisions of the Loan Documents as more particularly set forth herein.

           S. The Bank and the Co-Borrowers have agreed to execute this Amendment and to enter into the transactions, and execute and deliver the documents provided for herein, all on and subject to the terms hereof.

           NOW, THEREFORE, IN CONSIDERATION OF THE LOAN, THE NOTE, THE LOAN AGREEMENT AND THE OTHER MUTUAL PROMISES SET FORTH HEREIN, THE BANK AND THE CO-BORROWERS DO HEREBY AGREE AS FOLLOWS:

           1. INCORPORATION OF RECITALS: The Recitals set forth above are hereby incorporated by reference in the Loan Agreement and this Amendment.

           2. AMENDMENTS TO LOAN AGREEMENT AND NOTE:

           (a) The Bank and the Co-Borrowers hereby agree that as of October 31, 1997, the outstanding principal balance of the Note is Two Million, Six Hundred Thirty-Seven Thousand, Thirty Dollars and 00/100 Dollars ($2,657,030.00), plus interest and the outstanding principal balance of the Letter of Credit is Four Hundred Fifty-Five Thousand, Three Hundred and One Dollars and No Cents ($455,301.00), plus interest, if any, and that the Co-Borrowers admit and acknowledge that these sums are due and owing to the Bank in full, without defense, counterclaim, offset and right of recoupment and that Co-Borrowers hereby irrevocably waive any right to raise such defense, offset, counterclaim and right of recoupment.

           (b) The maturity dates of the Loan Agreement and the Note, as each of the same have been previously amended and modified and are modified hereby, are hereby extended to October 31, 1998. There shall be no further extensions of the Loan Documents.

           (c) The definition of "Note" contained in Article I, Section 1.1, subparagraph 26 of the Loan Agreement shall mean the Sixth Amended Replacement/Term Line of Credit Note attached hereto as Exhibit "A" and made a part hereof.


           (d) Article I, Section 1.1 of the Loan Agreement is amended to include as a defined term "Maturity Date." The definition of "Maturity Date" shall be October 31, 1998.

           (e) Article II, Section 2.1, subparagraphs A-H of the Loan Agreement is amended to reflect the new "Maturity Date" of October 31, 1998 in the place and stead of October 31, 1997.

           (f) Article V of the Loan Agreement is amended to reflect that the Co-Borrowers are required to pay the amounts due and owing under the Note, as amended herewith, in full on or before October 31, 1998. It is also be amended to reflect that commencing on November 1, 1997, and on a weekly basis thereafter until maturity, Co-Borrowers are required to make principal payments in the amount of $10,000. Such payments shall be made by way of an automatic charge by the Bank to the DDA account of Co-Borrowers, number 967703980. Any and all principal payments shall not be reborrowed by Co-Borrowers. All principal and accrued interest shall be paid in full on the Maturity Date.

           (g) Article VII, Section 7.3 of the Loan Agreement is amended to reflect that the Co-Borrowers individually, jointly and severally covenant and agree that, from the date hereof until payment in full of the principal of and interest on the Sixth Amended Replacement/Term Line of Credit Note, they shall provide to the Bank:

                     1. Monthly management prepared financial statements;

                     2. Quarterly management prepared 10K and 10Q Securities and Exchange Commission filings, together with all exhibits, addenda and attachments thereto and materials and information filed therewith;


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
                     3. Monthly Borrowing Base Certificates on the Bank's form. Moreover, upon written request by the Bank, Co-Borrowers shall provide a detailed accounts receivable aging report setting forth the amount due and owing on Receivables for the preceding week, together with a reconciliation report reasonably satisfactory to the Bank showing all sales, collections, payments and adjustments to receivables on their respective books as of the last business day of the preceding week.

           (h) On the date of the execution of this Amendment, the Co-Borrowers shall execute and deliver to the Bank the Sixth Amended Replacement/Term Note in the form attached hereto as Exhibit "A" and made a part hereof. All sums due and owing under the Sixth Amended Replacement/Term Note shall be paid in accordance with the terms of that Note and this Amendment.

           (i) The Note shall bear interest at the fluctuating rate of three percent (3.0%) in excess of the Bank's Floating Base Rate. All accrued and unpaid interest shall be paid by Co-Borrowers in accordance with the terms of the Note, i.e., beginning on November 1, 1997 and on the first day of each month thereafter. All principal and accrued and unpaid interest shall be paid in full on the earlier of an Event of Default (as defined in the Loan Agreement, as amended) or on the Maturity Date.

           (j) On the date of the execution of this Amendment, the Co-Borrowers shall execute and deliver to the Bank Warrants to Purchase 500,000 shares of Digital's stock in the form attached hereto as Exhibit "C" and made a part hereof. The Exercise Price of the Warrants shall be $2.4375 per share. If Co-Borrowers' obligations to the Bank hereunder are indefeasibly repaid in full on or before April 30, 1998 and all commitments and letter of credit obligations terminated on or before such date, all of the warrants shall expire. If the Co-Borrowers' obligations hereunder to the Bank are not indefeasibly paid in full and/or terminated on or before April 30, 1998 and all commitments and letter of credit obligations terminated on or before such date, then 200,000 warrants shall immediately, and without further action, vest. If, thereafter, the Co-Borrowers' obligations hereunder to the Bank are indefeasibly paid in full on or before October 31, 1998 and all commitments and letter of credit obligations terminated on or before such date, the remaining 300,000 warrants shall expire. If, however, the Co-Borrowers'


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
obligations hereunder are not indefeasibly paid in full and/or terminated on or before October 31, 1998, the remaining 300,000 warrants shall vest. The warrants shall be exercisable for a period of three years from May 1, 1998.

           (k) On or before December 1, 1997, the Co-Borrowers shall obtain from their shareholders an investment of equity or subordinated debt in the amount of $250,000.00.

           (l) Article X of the Loan Agreement is amended to reflect that upon an Event of Default hereunder and/or as defined in the Loan Agreement, in addition to all of the rights and remedies available to the Bank under the Loan Agreement, all 500,000 Warrants discussed in subsection (j) above shall be immediately vested.

           (m) Article VII, Section 7.9 ("Financial Covenants"), as amended from time to time, is deleted in its entirety.

           3. REAFFIRMATION AND CONFIRMATION OF TERMS OF THE LOAN AGREEMENT, THE AMENDED AND RESTATED LOAN AGREEMENT, THE SECOND AMENDED AND RESTATED LOAN AGREEMENT, THE THIRD AMENDED AND RESTATED LOAN AGREEMENT, THE FOURTH AMENDED AND RESTATED LOAN AGREEMENT, THE FIFTH AMENDED AND RESTATED LOAN AGREEMENT AND THE SIXTH AMENDED AND RESTATED LOAN AGREEMENT: The Co-Borrowers hereby confirm and reaffirm all unaltered by previous amendment or amendment hereof terms, representations, interests, conditions and warranties contained in the Loan Agreement, as amended, and the other Loan Documents (as that term is defined in the Loan Agreement).

           4. REAFFIRMATION OF NEGATIVE COVENANTS: The Co-Borrowers hereby reaffirm the Negative Covenants contained in the Loan Agreement (Sections 8.1 - 8.12), as amended, and hereby agree to be bound by and to abide by the terms and obligations contained therein, particularly that the provision that they shall obtain Bank approval prior to undertaking any activities identified in Sections
8.1 - 8.12. Bank understands that Co-Borrowers have relocated their business. Bank consents to the relocation of Co-Borrowers and to an increase in the capitalized lease provisions of the Loan Documents up to the amount of $400,000. Co-Borrowers affirm and represent that they will obtain from their Landlord a subordination agreement as to Landlord's security interests under


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the lease. Co-Borrowers further affirm and represent that any security interest of Landlord under the lease shall be and is subordinate to the priority security interest of the Bank.

           5. SIXTH AMENDED REPLACEMENT/TERM NOTE: The Loan, as modified and amended pursuant to the terms of this Amendment, shall be evidenced by the Sixth Amended Replacement/Term Note. The Sixth Amended Replacement Note replaces, amends, restates, and continues (but does not constitute a repayment or novation of) the Note. Amounts due and owing under the Note shall be deemed to be owing under the Sixth Amended Replacement Note.

           6. CONDITIONS PRECEDENT: As conditions precedent to the effectiveness of this Amendment and the provisions set forth herein, the Bank shall have received from the Co-Borrowers the following items, in form and substance acceptable to the Bank and its counsel:

           (a) This Amendment, duly executed by all parties hereto, except for the certificates of good standing for the companies as set forth in Exhibit "B" attached hereto, which certificates shall be delivered as soon as is reasonably practical, but in any event not later than March 1, 1998;

           (b) The Sixth Amended Replacement/Term Note, duly executed by the Co-Borrowers;

           (c) The Warrants to Purchase the Stock of the Co-Borrowers, duly executed by the Co-Borrowers;

           (d) A confirmation from the Co-Borrowers, dated the date of this Amendment, stating that (i) the representations and warranties contained in the Loan Agreement and the other Loan Documents (as that term is defined in the Loan Agreement) are correct as of the date of this Amendment;
                      (ii) no Event of Default or an event which with the passage of time or the giving of notice or both would constitute an Event of Default, has occurred or is continuing; and (iii) none of the Co-Borrowers have any defenses, offsets or claims against the Bank in connection with the Loan, the Note, the Loan Agreement, the Loan Documents (as that term is defined


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
                      in the Loan Agreement) and their respective obligations to the Bank under the Sixth Amended Replacement Note, this Amendment and any other Loan Documents (as that term is defined in the Loan Agreement). By executing this Amendment, the Co-Borrowers hereby confirm the matters described in this paragraph (c) and certify to the Bank that the matters contained in this paragraph (c) are true and correct on the date hereof;

           (e) Certified copies of the resolutions of the Boards of Directors of the Co-Borrowers approving this Amendment, the Sixth Amended Replacement/Term Note and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Sixth Amended Replacement/Term Note and any documents incident hereto within three days of the date of execution of the Amendment;

           (f) Certificates of the Secretaries or Assistant Secretaries of the Co-Borrowers certifying the names and true signatures of the officers of the Co-Borrowers authorized to sign this Amendment, the Sixth Amended Replacement/Term Note and any documents incident hereto within thirty days of the date of execution of this Amendment.

           (g) On the date hereof, Co-Borrowers shall pay an extension fee of $20,000.00. In addition, Co-Borrowers shall pay any and all fees and expenses of counsel to the Bank incurred in connection with the extension of the maturity of the Loan Documents and any audit fees to date. These fees and expenses shall be paid from the equity infusion referred to in Section 2 above. However, the Co-Borrowers agree that they will attempt to pay at least one half of the attorney and auditor fees within seven(7) days of the execution of this Amendment. In addition, during the term of the extension, Co-Borrowers shall pay any and all costs and fees incurred by the Bank in connection with the Indebtedness in the Bank's sole and absolute discretion. These fees shall include, but not be limited to, additional attorney and/or auditor fees;

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
           (h) Receipt on or before December 18, 1997 of a certification from Co-Borrowers' Chief Financial Officer that all county, state and/or federal withholding taxes are current and have been paid in full through the date of the execution of this Amendment;

           (i) Such other approvals, opinions of counsel or documents as the Bank may reasonably request.

           In the event that any of the above items are not received by the Bank in accordance with time-frames set forth above, such failure shall constitute an Event of Default as defined in Article X of the Loan Agreement and the Bank shall have available to it all rights and remedies thereunder.

           7. SECURITY INTERESTS: (a) The Co-Borrowers do hereby confirm the security interests which they have granted to the Bank under the Loan Agreement, as amended, and do hereby confirm and agree that the same continue to secure the repayment and performance of all Obligations, including, without limitation, under the Note, and the Loan Agreement, as amended, and the other Loan Documents (as that term is defined in the Loan Agreement), as each of the same have been amended and modified hereby.

                     (b) In addition to the foregoing, the Co-Borrowers do hereby grant to the Bank a lien upon and a security interest in and to any and all of their now owned or hereafter acquired assets (including, without limitation, all Collateral), to secure the repayment and performance of all Obligations, including, without limitation, under the Sixth Amended Replacement/Term Line of Credit Note (the "Sixth Amended Replacement/Term Note"), attached hereto as Exhibit "A" and made a part hereof, the Loan Agreement, as amended, this Amendment and the other Loan Documents (as that term is defined in the Loan Agreement), as each of the same have been amended and modified hereby. Such lien and security interests shall be deemed to be "Liens" for all purposes of the Loan Agreement and the other Loan Documents (as that term is defined in the Loan Agreement).

           8. REAFFIRMATION OF JOINT AND SEVERAL LIABILITY: Each of the Co-Borrowers, jointly and severally, hereby agree and


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
reaffirm their agreements to make full and prompt payment when due, and to fully, promptly and unconditionally perform each and every term and condition of all Obligations including all indebtedness of any Obligor arising in the future. The Obligations are a primary obligation of each of the Co-Borrowers, regardless of whether such Co-Borrowers receive the proceeds of any Loan under the Loan Agreement, and shall continue without limitation of amount or duration until all Obligations shall have been paid in full.

           9. RELEASE: Effective on the date hereof, each of the Co-Borrowers (collectively, the "Releasors") do hereby release, acquit, and forever discharge the Bank and the Bank's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys, and representatives, as well as the respective heirs, personal representatives, predecessors, successors, and assigns of any and all of them (hereafter collectively called the "Released Lender Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against all amounts due and owing to the Bank and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitations, such claims and defenses as fraud, mistake, duress, and usury, which any of the Co-Borrowers ever had, now has, or might hereafter have against any of the Released Lender Parties, jointly or severally, for or by reason of any matter, cause, or thing whatsoever occurring before and up to the date hereof, any including, without limitation, and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets including arising in connection with: (a) the Loan; (b) the Loan Documents; or (c) any Collateral. In addition, the Releasors agree not to commence, join in, prosecute, or participate in any suit or other proceeding in a position that is adverse to any of the Released Lender Parties arising directly or indirectly from any of the foregoing matters. This Release shall bind the Releasors and their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Bank, its successors and assigns. The terms of this Section 9 shall survive the execution and delivery of this Amendment and the other Loan Documents (as that term is defined in the Loan Agreement).


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
           10. PUNITIVE DAMAGES: The Co-Borrowers hereby waive any rights that they or it may have to claim or recover in any suit, action or proceeding whatsoever any special, exemplary or punitive damages.

           11. REPRESENTATION: The Co-Borrowers and the Bank hereby represent and warrant to each other that it or he has been represented by counsel of his or its choice in connection with its or his execution of (as applicable) this Amendment, the Sixth Amended Replacement Note, and the other documents executed in connection therewith, and his or its performance hereunder and thereunder.

           12. THIRD PARTIES: This Amendment shall not be construed to create any rights against the Bank in favor of any third parties.

           13. MISCELLANEOUS:

                     (a) INCORPORATION BY REFERENCE. This Amendment is incorporated by reference into the Loan Agreement, as amended, and the other Loan Documents (as that term is defined in the Loan Agreement). Except as otherwise provided herein, all other provisions of the Loan Agreement, as amended, and the other Loan Documents (as that term is defined in the Loan Agreement) are hereby affirmed and ratified and shall remain in full force and effect as of the date of this Amendment.

                     (b) APPLICABLE LAW. This Amendment, the Loan Agreement, as amended, and any other loan documents executed in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey.

                     (c) JURISDICTION. In any litigation relating to any loan document, including this Amendment, Co-Borrowers and each Obligor hereby consent to the personal jurisdiction of the state and federal courts of the State of New Jersey.

                     (d) SUCCESSORS AND ASSIGNS. All of the terms and conditions contained herein, in the Loan Agreement, as amended, and in the other loan documents executed and delivered in connection herewith, shall be for and shall inure to the benefit of and shall bind the respective parties hereto and thereto and their respective successors and assigns and heirs, personal representatives, administrators and executors, as the case may be.

                     (e) SEVERABILITY. In the event any provision of this Amendment or any other loan document executed and delivered in connection herewith shall be held invalid or unenforceable by a court of competent jurisdiction, such holdings shall not invalidate or render unenforceable any other provision hereof or thereof.

           14. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

           15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO DOES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, AS AMENDED, THE THIRD AMENDED REPLACEMENT NOTE, THE OTHER LOAN DOCUMENTS AND DOES HEREBY ACKNOWLEDGE AND AGREE THAT HE OR IT HAS CONSULTED WITH COUNSEL OF HIS OR ITS CHOICE IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN AND SPECIFICALLY AS TO THIS WAIVER OF JURY TRIAL.

                     IN WITNESS WHEREOF, this Seventh Amendment to the Amended and Restated Loan and Security Agreement and Note has been executed as of the date first written above.



ATTEST/WITNESS:                DIGITAL SOLUTIONS, INC.,
                               a New Jersey Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]

ATTEST/WITNESS                 DSI STAFF CONNXIONS OF MISSISSIPPI,
                               INC., a Mississippi Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST/WITNESS:                DSI STAFF CONNXIONS-SOUTHWEST,
                               INC., a Texas Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST/WITNESS:                RAM TECHNICAL SERVICES, INC.,
                               a Texas Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST/WITNESS:                MLB MEDICAL STAFFING, INC.
                               a Texas Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]

ATTEST/WITNESS:                DIGITAL INSURANCE SERVICES, INC.,
                               a New Jersey Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST/WITNESS:                STAFF CONNXIONS, INC.,
                               a New Jersey Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST/WITNESS:                DSI-CONTRACT STAFFING, INC.,
                               a New Jersey Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST/WITNESS:                DSI STAFF RX, INC.,
                               a Texas Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]

ATTEST/WITNESS:                DSI STAFF CONNXIONS NORTHEAST, INC.,
                               a New Jersey Corporation


__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]




                               SUMMIT BANK, formerly UNITED JERSEY
                               BANK
                               a New Jersey Banking Corporation


                               By:________________________________
                               Name:______________________________
                               Title:_____________________________

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DIGITAL SOLUTIONS, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ____________________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DIGITAL INSURANCE SERVICES, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               __________________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of STAFF CONNXIONS, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               __________________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of MLB MEDICAL STAFFING, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ________________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF CONNXIONS-MISSISSIPPI, the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ____________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF CONNXIONS-SOUTHWEST, the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ___________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of RAM TECHNICAL SERVICES, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ________________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DSI-CONTACT STAFFING, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ________________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF RX, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               _________________________
                               NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


           I CERTIFY that on October , 1997, ______________________ personally came before me and acknowledged under oath, to my satisfaction that:

           (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF CONNXIONS NORTHEAST, INC., the corporation named in this document;

           (b) the proper corporate seal was affixed; and

           (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                               ______________________________
                               NOTARY PUBLIC

                                    EXHIBIT A

                       Sixth Amended Replacement/Term Note

                                    EXHIBIT B

                     List of Companies/Good Standing Status

                                    EXHIBIT C

                     Warrants to Bank for Purchase of Stock

                                                                 EXHIBIT 10.16.1



                     SIXTH AMENDED PROMISSORY/TERM GRID NOTE
           (THE "SIXTH AMENDED REPLACEMENT/TERM LINE OF CREDIT NOTE")

Up To $3,500,000.00                                Dated as of: October 31, 1997

                     FOR VALUE RECEIVED, DIGITAL SOLUTIONS, INC., a corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873 (together with its successors and assigns, hereinafter referred to as "Digital"), DSI STAFF CONNXIONS OF MISSISSIPPI, INC., a corporation duly organized and validly existing under the laws of the State of Mississippi, having its principal office at 2 Northpoint Drive, Suite 110, Houston, Texas 77060 (together with its successors and assigns, hereinafter referred to as "DSI-Mississippi"), DSI STAFF CONNXIONS-SOUTHWEST INC., a corporation duly organized and validly existing under the laws of the State of Texas, having its principal office at 2 Northpoint Drive, Suite 110, Houston, Texas 77060 (together with its successors and assigns, hereinafter referred to as "DSI-Southwest"), RAM TECHNICAL SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Texas, having its principal office at 2 Northpoint Drive, Suite 110, Houston, Texas 77060 (together with its successors and assigns, hereinafter referred to as "RAM"), MLB MEDICAL STAFFING, INC., a corporation duly organized and validly existing under the laws of the State of Texas having its principal office at 2 Northpoint Drive, Suite 110, Houston, Texas 77060 (together with its successors and assigns, hereinafter referred to as "MLB"), DIGITAL INSURANCE SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873 (together with its successors and assigns, hereinafter referred to as "Digital Insurance"), STAFF CONNXIONS, INC., a corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873 (together with its successors and assigns, hereinafter referred to as "Staff Connxions"), DSI-CONTRACT STAFFING, INC., a corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873 (together with its successors and assigns sometimes hereinafter referred to as "Staffing"), DSI STAFF RX, INC., a corporation duly organized and validly existing under the laws of the State of Texas, having its principal office at 2 Northpoint Drive, Suite 110, Houston, Texas 77060 (together with its successors and assigns, hereinafter referred to as "Staff RX") and DSI STAFF CONNXIONS NORTHEAST, INC., a corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at 300 Atrium Drive, Somerset, New Jersey 08873 (together with its successors and assigns sometimes hereinafter referred to as "DSI-Northeast") (Digital, DSI-Mississippi, DSI-Southwest, Staffing, RAM, MLB, Digital Insurance, Staff Connxions, Staff RX and DSI-Northeast are hereinafter referred to collectively as the "Co-Borrowers"), hereby individually, jointly, severally and unconditionally promise to pay to the order of SUMMIT BANK, formerly known as UNITED JERSEY BANK, a banking corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at 210 Main Street, Hackensack, New Jersey 07601 (together with its successors and assigns, hereinafter the "Bank") on the earlier of (i) October 31, 1998, or the date of an event of default (as such term is defined in the Amended and Restated Loan and Security Agreement, dated as of February 27, 1995, as amended by the Second Amendment to the Amended and Restated Loan and Security Agreement, the Third Amendment to the Amended and Restated Loan and Security Agreement, the Fourth Amendment to the Amended and Restated Loan and Security Agreement, the Fifth Amendment to the Amended and Restated Loan and Security Agreement, the Sixth Amendment to the Amended and Restated Loan and Security Agreement and the Seventh Amendment to the Amended and Restated Loan and Security Agreement), the sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00), or, if less, then the aggregate unpaid principal amount of all Advances made by the Bank to the Co-Borrowers pursuant to Section 2.1 of the Amended and Restated Loan and Security Agreement, as amended by the Second Amendment to the Amended and Restated Loan and Security Agreement, the Third Amendment to the Amended and Restated Loan and Security Agreement, the Fourth Amendment to the Amended and Restated Loan and Security Agreement, the Fifth Amendment to the Amended and Restated Loan and Security Agreement, the Sixth Amendment to the Amended and Restated Loan and Security Agreement and the Seventh Amendment to the Amended and Restated Loan and Security Agreement, in lawful money of the United States of America, in immediately available funds, and to pay interest thereon at a fluctuating rate equal to the sum of Three Percent (3.0%) in excess of the Bank's Floating Base Rate.

                     Capitalized terms in this Sixth Amended Replacement Note shall have the meanings ascribed to them in that certain amended and restated loan and security agreement, dated as of February 27, 1995 (the "Loan Agreement"), as amended by the Second Amendment to the Loan Agreement (the "Amendment"), dated as of April 29, 1996, the Third Amendment to the Loan Agreement (the "Second Amendment"), dated as of August 31, 1996, the Fourth Amendment to the Loan Agreement (the "Third Amendment"), dated as of October 31, 1996, the Fifth Amendment to the Amended and Restated Loan and Security Agreement (the "Fourth Amendment"), dated as of December 31, 1996, the Sixth Amendment to the Amended and Restated Loan and Security Agreement (the "Fifth Amendment"), dated April 30, 1997 and the Seventh Amendment to Loan and Security Agreement dated even date, by and among the Bank and the Co-Borrowers, which are hereby incorporated verbatim herein in their entireties and made a part hereof, unless a different meaning clearly appears from the context hereof. This Sixth Amended Replacement Note is the "Note" defined in and referred to in the Seventh Amendment. This Sixth Amended Replacement Note substitutes for and is now the "Note" dated as of February 27, 1995, as amended (the "Note") in the original principal amount of up to $3,500,000.00, referred to in the Loan Agreement and is subject to all its terms and conditions. This Sixth Amended Replacement Note is not, and shall not be construed to be, a repayment or novation of the Note, as amended. Any and all amounts due and owing under the Note, as amended, shall be deemed to be owing hereunder. All accrued and unpaid interest under the Note, as amended, shall be due and payable in full at the time that the first payment of interest hereunder is due and payable.

                     Interest on the unpaid principal, at the rate described hereinabove, shall accrue from the last date of the last payment of interest through maturity. Interest only on the aggregate amount of the principal shall be payable monthly, in arrears, on the first day each calendar month, commencing November 1, 1997, and continuing thereafter on the first day of each succeeding calendar month, through and including October 1, 1998. Thereafter, on October 31, 1998, or, if sooner, on the date of an event of default, all unpaid principal and accrued and unpaid interest hereon shall be due and payable in full. Interest hereon shall be computed on the basis of the actual number of days elapsed over a year consisting of 360 days.

                     Principal payments hereunder in the amount of $10,000 on a weekly basis shall be due and payable commencing on November 1, 1997 and continuing throughout until maturity. The principal payments due hereunder shall be made by way of an automatic charge to the DDA account of Co-Borrowers, bearing account number 967703980, located at the Bank. All principal sums repaid hereunder shall not be reborrowed by Co-Borrowers. Thereafter, all unpaid principal and accrued interest shall be due and payable in full on October 31, 1998, or, if sooner, on the date of an event of default.

                     The Co-Borrowers hereby jointly, severally, and irrevocably authorize and direct the Bank, on the due date of any payment, to charge any account which shall then be maintained by any of the Co-Borrowers at the Bank, for the full amount thereof provided, however, that in the event there shall be insufficient or no funds remaining in any of said accounts on said due date, the Co-Borrowers shall nevertheless be irrevocably and fully obligated to make payment to the Bank of such amounts as are then due hereunder in accordance with the terms hereof.

                     The Bank shall maintain an account record of the amount of principal owed by the Co-Borrowers and payments of principal and interest made by the Co-Borrowers in connection herewith, which account record shall serve as prima facie evidence of the aggregate amount of outstanding money under the Line of Credit and accrued and unpaid interest thereon from time to time. The failure of the Bank to maintain such an account record, however, shall not alter or impair the rights and remedies of the Bank nor shall the failure of the Bank to maintain such an account record alter the right of the Co-Borrowers to receive credit for the payment of principal or interest made in accordance with the provisions of this Sixth Amended Replacement Note and the Loan Agreement, as amended.

                     In the event that any payment required hereunder shall not be received by the Bank within ten (10) days of the due date thereof, the Co-Borrowers shall, to the extent permitted by law, pay Bank a late charge of Five Percent (5%) of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00). Any such late charge shall be immediately due and payable.

                     Payment of the principal of and accrued interest on this Sixth Amended Replacement Note is secured by a first priority security interest in the lien upon certain of the Collateral granted by the Co-Borrowers to the Bank pursuant to the Amended and Restated Loan and Security Agreement, as amended. Reference is hereby made to the Amended and Restated Loan and Security Agreement, as amended, for a more complete description of the security for the Obligations of the Co-Borrowers including, without limitation, repayment of principal and interest on this Note, the rights and Obligations of the Co-Borrowers in connection therewith and other matters affecting the Indebtedness evidenced by this Note.

                     Upon the occurrence of an event of default, as defined in the Amended and Restated Loan and Security Agreement, in addition to any and all other remedies available hereunder, under any of the Loan Documents or by statute, at law, in equity or otherwise, the principal amount hereof, together with accrued interest thereon, may become, or may be declared to be, immediately due and payable in the manner, upon the conditions and with the effect provided herein and/or the Amended and Restated Loan and Security Agreement, as amended.

                     Each Co-Borrower acknowledges that the Bank does not intend for the aggregate principal amount of the Outstanding Advances under Section 2.1 of the Amended and Restated Loan and Security Agreement, as amended by the Second, Third, Fourth, Fifth, Sixth and Seventh Amendments to the Loan Agreement, to exceed, at any time, the Advances Limit (including the Letter of Credit Sublimit), which is specifically defined in Section 2.1(A) of the Amended and Restated Loan and Security Agreement, as amended by the Second, Third, Fourth, Fifth, Sixth and Seventh Amendments to the Loan Agreement.

                     This Sixth Amended Replacement Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

                     Upon the occurrence of an Event of Default, with respect to the payment of any installment of principal, interest or principal and interest hereunder and until such Event of Default shall be cured, the Bank shall be entitled to collect interest on the then outstanding principal amount of the Loan, at a rate equal to Five Percent (5%) above the then applicable rate set forth in this Note; provided, however, that such rate of interest shall never exceed the maximum rate of interest permissible under the laws of the State of New Jersey.

                     Each of the Co-Borrowers and all guarantors and/or endorsers of this Note hereby waive presentment, demand for payment, protest and notice of protest and all other demands and notices in connection with the payment and enforcement of this Note and consent to extensions of time in the payment of any moneys payable under this Note, or forbearance of their indulgence, without notice.

                     WAIVER OF JURY TRIAL. EACH CO-BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON COURTS OF THE STATE OF NEW JERSEY OR OF THE FEDERAL GOVERNMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS AND AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY MAILING A COPY OF THE SUMMONS BY UNITED STATES CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS. THE BANK LIKEWISE WAIVES TRIAL BY JURY.

                     IN WITNESS WHEREOF, each of the undersigned have caused this Note to be duly executed on the day and year first above written.

ATTEST:                        DIGITAL SOLUTIONS, INC.
                               A New Jersey Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]

ATTEST:                        DIGITAL INSURANCE SERVICES, INC.
                               A New Jersey Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        STAFF CONNXIONS, INC.
                               A New Jersey Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        MLB MEDICAL STAFFING, INC.
                               A Texas Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        DSI STAFF CONNXIONS-MISSISSIPPI
                               A Mississippi Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]


ATTEST:                        DSI STAFF CONNXIONS-SOUTHWEST
                               A Texas Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        RAM TECHNICAL SERVICES, INC.
                               A Texas Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        DSI-CONTACT STAFFING, INC.
                               A Texas Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        DSI STAFF RX, INC.
                               A Texas Corporation

                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]



ATTEST:                        DSI STAFF CONNXIONS NORTHEAST, INC.
                               A New Jersey Corporation
                               Co-Borrower

__________________________     By:________________________________
Name:_____________________     Name:______________________________
Title:____________________     Title:_____________________________

[SEAL]

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, ____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DIGITAL SOLUTIONS, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          ________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DIGITAL INSURANCE SERVICES, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _______________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of STAFF CONNXIONS, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of MLB MEDICAL STAFFING, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF CONNXIONS-MISSISSIPPI, the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          __________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF CONNXIONS-SOUTHWEST, the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of RAM TECHNICAL SERVICES, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DSI-CONTACT STAFFING, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _______________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF RX, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _________________________
                                          NOTARY PUBLIC

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


                     I CERTIFY that on October __, 1997, _____________________
personally came before me and acknowledged under oath, to my satisfaction that:

                     (a) he signed, sealed and delivered the attached document as ______________________ of DSI STAFF CONNXIONS NORTHEAST, INC., the corporation named in this document;

                     (b) the proper corporate seal was affixed; and

                     (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.


                                          _______________________
                                          NOTARY PUBLIC